EXHIBIT 10.2

SECURITIES WHICH ARE THE SUBJECT OF THIS AGREEMENT HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933 OR UNDER THE SECURITIES LAWS OF ANY STATE AND WILL BE OFFERED AND SOLD IN RELIANCE ON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THOSE LAWS BY VIRTUE OF THE COMPANY'S INTENDED COMPLIANCE WITH SECTIONS 3(b) AND 4(2) OF THE SECURITIES ACT OF 1933, AND/OR REGULATION D UNDER SUCH ACT AND SIMILAR EXEMPTIONS UNDER STATE LAW. THE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY ANY REGULATORY AUTHORITY. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

AGRICON GLOBAL CORPORATION

SUBSCRIPTION AGREEMENT

Investor:
Stratega ApS
Norreeng 7
2950 Vedbaek
Denmark

AGRICON GLOBAL CORPORATION, a Delaware corporation (the "Company"), in accordance with the terms and conditions of this Subscription Agreement (this "Agreement"), is offering for issuance to the undersigned 10,000,000 shares of the Company’s common stock, $0.0001 par value per share (the “Shares”). The Shares are also referred to in this Agreement as the "Securities."

1. Subject to the terms and conditions hereof, the undersigned hereby irrevocably subscribes for and agrees to purchase the Shares on the terms and conditions set forth in this Agreement and for a cash purchase price of $53,030 ($0.005303 per share).

2. Acceptance of Subscription. The undersigned understands and agrees that the Company has the right to accept or reject this subscription, in whole or in part, and that the same shall be deemed to be accepted by the Company only when this Agreement is accepted and signed by a duly authorized officer of the Company as provided for herein.

3. Representations and Warranties of the Undersigned. The undersigned makes the following representations and warranties, together with the representations made by the undersigned in the Purchaser Questionnaire attached hereto as Exhibit A (which representations are incorporated herein by this reference), with the intent that they be relied upon by the Company and its officers, directors, employees, agents and counsel in determining the undersigned's suitability as a purchaser of the Securities. The undersigned hereby agrees that such representations and warranties shall survive the purchase of the Securities. By signing this Agreement, the undersigned represents that he or she has read and acknowledged the representations set forth in this Section 3 and the Purchaser Questionnaire.

(a) The undersigned is the sole and true party in interest, is acquiring the Securities for his/her/its own account for investment, is not purchasing the Securities subscribed for hereby for the benefit of any other person, and has no present intention of holding or managing the Securities with others or of selling, distributing or otherwise disposing of any portion of the Securities.

(b) The undersigned (i) if an individual, is at least 21 years of age, and (ii) is a bona fide permanent resident of and is domiciled in the state or country set forth on the signature page hereof and has no present intention of becoming a resident of any other state or jurisdiction.

(d) The undersigned is aware that an investment in the Securities is highly speculative and subject to substantial risks. The undersigned has adequate means of providing for his/her/its current needs and possible contingencies, and is able to bear the high degree of economic risk of this investment, including, but not limited to, (i) the possibility of the complete loss of the undersigned's entire investment, (ii) the lack of a public market for the Securities, (iii) if applicable to the undersigned, the principal and interest payments and other payments and fees required with respect to any loan, the proceeds of which were used to purchase the Securities.

(e) The undersigned has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of an investment in the Securities and making an informed investment decision.

(f) The undersigned understands that the Securities will not be registered under the Securities Act of 1933, as amended (the "1933 Act"), or any state securities laws, in partial reliance upon exemptions from registration for certain private offerings. The undersigned understands and agrees that the Securities, or any interest therein, may not be resold or otherwise disposed of by the undersigned unless the Securities are subsequently registered under the 1933 Act and under all applicable state securities laws or unless the Company receives an opinion of counsel, satisfactory to it that an exemption from registration is available. Further, the undersigned understands that only the Company can take action so as to register the Securities and the Company is under no obligation to do so at its own expense, however, should the undersigned request the Company to file a registration statement at the undersigned expense, the Company will file a registration statement in a timely manner.

(g) The undersigned acknowledges and confirms that he/she/it has been given a reasonable opportunity to review all documents, books, records and materials of the Company pertaining to this investment, has been supplied with all additional information concerning the Company and the Securities that has been requested, has had a reasonable opportunity to ask questions of and receive answers from the Company or its authorized representatives concerning this subscription and that all questions have been answered to the full satisfaction of the undersigned. Without limiting the generality of the foregoing, the undersigned acknowledges he/she/it has read and analyzed, and retained copies of, this Agreement and the following documents (collectively referred to as the "Disclosure Package"):

(i)	A draft of Annual Report on Form 10-K of the Company for the Fiscal Year Ended June 30, 2013;
(ii)	Quarterly Report on Form 10-Q of the Company for the Quarter Ended March 31, 2014, as filed with the SEC on May 20, 2014;
(iii)	Such other documents as the undersigned has requested from the Company.
Item (i) and (ii) collectively are referred to as the “SEC Filings.”

(h) The undersigned understands that (i) any investment in the Securities is highly speculative and is subject to a high degree of risk, and (ii) there are substantial restrictions on the transferability of, and there will be no public market for, the Securities, and it may be impossible to liquidate an investment in the Securities in case of an emergency.

(i) The undersigned has received no representations, written or oral, from the Company or its officers, directors, employees, attorneys or agents, other than those contained in this Agreement, and the “Representation Letter From Management” with the following representations: 1. Agricon has to the best of our knowledge no other obligations as of 30 June 2014 than those listed in the “Agricon Global Corporation Balance Sheet dated 30 June 2014 and included in the Company’s 10K Report”, amounting to cash needed of USD 242,996. The company now only has normal expenses to two employees, audit and filing expenses, 2. The total cash needed to settle all outstanding debts of Agricon as per 30 June 2014 amounts to USD 330,497, 3. The undersigned are not aware of any further claims or potential claims that could be expected to be raised against Agricon as of today’s date, 4. All transactions including the issuing of shares against debts has taken place and all registrations, public information etc. regarding this has been taken care of and finalized, 5. Agricon has no subsidiaries as of today’s date and all transactions regarding the sales of previous subsidiaries has been finalized. This Representation Letter From Management was signed by Soren Jonassen, Bob Bench, Rene Mikkelsen, Alan Kronborg, and Peter Opata. In making the decision to purchase the Securities, the undersigned has relied solely upon his/her/its review of the Disclosure Package, the representations in the Representation Letter From Management, and this Agreement and independent investigations made by him/her/it.

(j) The undersigned understands and agrees that the following restrictions and limitations are applicable to purchases, resales, pledges, hypothecations or other transfers of the Securities:

(i)
The Securities shall not be sold, pledged, hypothecated or otherwise transferred unless registered under the 1933 Act and applicable state securities laws or the undersigned establishes to the satisfaction of the Company and its counsel that an exemption from registration is available;

(ii)	Each certificate or other document evidencing or representing any of the Securities shall be stamped or otherwise imprinted with legends in substantially the following form:

THE SECURITIES OF THE COMPANY EVIDENCED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON EXEMPTIONS FROM THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT OF 1933, AS AMENDED, AND VARIOUS APPLICABLE STATE SECURITIES LAWS. THE SECURITIES MAY NOT BE SOLD, TRANSFERRED, PLEDGED OR ASSIGNED OR A SECURITY INTEREST CREATED THEREIN, UNLESS THE PURCHASER, TRANSFEREE, ASSIGNEE, PLEDGEE OR HOLDER OF SUCH SECURITY INTEREST COMPLIES WITH ALL STATE AND FEDERAL SECURITIES LAWS (I.E., SUCH SECURITIES ARE REGISTERED UNDER SUCH LAWS OR AN EXEMPTION FROM REGISTRATION IS AVAILABLE THEREUNDER) AND UNLESS THE SELLER, TRANSFEROR, ASSIGNOR, PLEDGOR OR GRANTOR OF SUCH SECURITY INTEREST PROVIDES AN OPINION OF COUNSEL REASONABLY SATISFACTORY TO THE COMPANY THAT THE TRANSACTION CONTEMPLATED WOULD NOT BE IN VIOLATION OF THE SECURITIES ACT OF 1933, AS AMENDED, OR ANY APPLICABLE STATE SECURITIES LAWS.

(iii)	The Company will maintain orders so as to restrict the resale, pledge, hypothecation or other transfer thereof in accordance with the provisions hereof.

(k) The undersigned acknowledges and represents that he/she/it has completed and executed the signature page hereof and the Purchaser Questionnaire, and that the information contained in each of such documents is complete and accurate.

(l) The undersigned represents and affirms that if an investment in the Securities is being made by a corporation, partnership, limited liability company, trust or estate,

(i)	the decision to invest and the execution and delivery of this Agreement have been duly authorized by such corporation, partnership, limited liability company, trust or estate;
(ii)
the person executing this Agreement on behalf of such corporation, partnership, limited liability company, trust or estate has all right and authority, in his/her capacity as an officer, manager, member, general partner, trustee, executor or other representative of such corporation, partnership, limited liability company, trust or estate, as the case may be, to execute and deliver this Agreement on behalf of such corporation, partnership, limited liability company, trust or estate;

(iii)	this Agreement is a valid and binding agreement of such corporation, partnership, limited liability company, trust or estate, as the case may be, enforceable in accordance with its terms; and
(iv)	such corporation, partnership, limited liability company, trust or estate was not organized for the specific purpose of acquiring the Securities.
(m) The undersigned (i) acknowledges that the Disclosure Package, the information contained therein, and all other information concerning the Company delivered to the undersigned in connection with the sale of the Securities contemplated hereby (the "Proprietary Information") constitutes proprietary confidential information of the Company, (ii) warrants to the Company that he/she/it shall not use, disclose or disseminate the Proprietary Information except for the sole and isolated purpose of making an investment decision related to the purchase of the Securities, and (iii) represents and warrants that he/she/it has not distributed or disseminated, nor will he/she/it at any time distribute or disseminate, the Proprietary Information to anyone other than personal advisors of the undersigned, and that the use of the Proprietary Information by any personal advisor has been, and will at all times be, limited to the sole and isolated purpose of evaluating the proposed purchase of the Securities by the undersigned.

4. Indemnification. The undersigned acknowledges that he/she/it understands the meaning and legal consequences of the representations and warranties set forth in Section 3 hereof and that the Company and its officers, directors, employees, agents and counsel have relied and will rely upon such representations and warranties. The undersigned hereby agrees to indemnify and hold harmless the Company and each of its officers, directors, employees, agents and counsel from and against any and all losses, claims, damages, liabilities, costs or expenses (including attorney's fees), joint or several, to which any such person may become subject due to or arising out of:
(i)	Any breach by the undersigned of any such representation or warranty;

(ii)	Any inaccuracy in the representations and warranties hereinabove set forth;

(iii)	The disposition, or attempted disposition, of any of the Securities by the undersigned contrary to the foregoing representations and warranties; and

(iv)	Any action, suit, proceeding, demand, assessment or judgment incident to or based upon any of the matters so indemnified against.

Notwithstanding the foregoing, however, no representation, warranty, acknowledgment or agreement made herein by the undersigned shall in any manner be deemed to constitute a waiver of any rights granted to him/her/it under Federal or state securities laws.

5. Representations and Warranties of the Company. The Company represents and warrants to the undersigned that as of the date of the Company's acceptance of this Agreement:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware, and has all requisite corporate power and lawful authority to own, lease and operate its assets, properties and business and to carry on its business as now being conducted.

(b) The Company has the legal right and power and all authority necessary to accept and execute this Agreement, to issue and deliver the Securities, and to perform fully its obligations hereunder. This Agreement has been duly authorized and, upon proper acceptance and execution by an officer of the Company, will constitute a valid and binding agreement of the Company enforceable against it in accordance with its terms, except to the extent that its enforceability may be limited by applicable bankruptcy, insolvency, reorganization or other laws affecting the enforcement of creditors' rights generally and by principles of equity regarding the availability of remedies.

(c) The Company acknowledges that the undersigned will rely on the foregoing representations and warranties of the Company and the Company hereby agrees to indemnify and hold harmless the undersigned from and against any and all losses, claims, damages, liabilities or expenses and any actions in respect thereof to which the undersigned may become subject as a direct result of a breach by the Company of any such representations or warranties together with all reasonable costs and expenses (including attorneys' fees) incurred by the undersigned in connection with any action, suit, proceeding, demand, assessment or judgment incident to any of the matters indemnified against.

(d) The SEC Filings, when filed, complied with all applicable requirements of the 1933 Act, the Securities Exchange Act of 1934 and other requirements of law. To the Company’s knowledge, none of the SEC Filings, at the time of filing, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary in order to make the statements therein not misleading in light of the circumstances under which they were made. The Company has taken all necessary actions to ensure its continued inclusion in, and the continued eligibility of the common stock of the Company for trading on the over-the-counter market (the “OTC QB”) under all currently effective and currently proposed inclusion requirements.

(e) The Company will use the cash proceeds from the sale of the Securities primarily for the Company’s working capital needs and general corporate purposes, at the sole discretion of the Company’s Board of Directors and management.
6. Non-Transferability. The undersigned acknowledges and agrees that any transfer or assignment of this Agreement, or any of his/her/its interest herein, is expressly prohibited and void.

7. Acceptance. The execution and delivery of this Agreement by the undersigned shall constitute an offer to purchase the Shares set forth on page 1 hereof for a period of eight (8) days. The Company shall indicate acceptance of this Agreement by signing as indicated on the signature page hereof.

8. Binding Agreement. Upon delivery of this Agreement, signed by the undersigned, to the Company, the undersigned agrees that he/she/it may not cancel, terminate or revoke any obligation of the undersigned made hereunder and that all representations, warranties, covenants and duties contained in this Agreement shall be binding upon the heirs, successors, assigns, executors, administrators, guardians, conservators or personal representatives of the undersigned and shall survive (i) the acceptance of this Agreement by the Company; (ii) the issuance of the Securities acquired hereunder; and (iii) changes in the transactions, documents and instruments described in the Disclosure Package that are not material.

9. Governing Law. This Agreement shall be governed and construed for all purposes in accordance with the laws (without giving effect to the principles governing conflicts of laws) of the State of Utah. The parties hereby subject themselves to the jurisdiction of the Federal and state courts located within the State of Utah and agree that the exclusive venue and place of jurisdiction for any lawsuit arising under or related to the sale of the Securities shall be the State of Utah.
10. Dispute Resolution. With respect to any future claim, dispute, suit, or action connected with, relating to, or otherwise arising under or with respect to this Agreement:

(a) the party substantially prevailing in such dispute, claim, or action shall be entitled to recover all reasonable attorneys fees and out-of-pocket litigation costs; and

(b) each of the Company and Participant expressly and irrevocably:

(i) Consents, submits, and subjects himself and any such claim, suit, dispute, or action to the exclusive personal and subject matter jurisdiction of the United States District Court for the District of Utah and the Utah State courts located in Salt Lake County, Utah ("Utah Courts");

(ii) Agrees that the Utah Courts shall have exclusive personal and subject matter jurisdiction over all such claims, disputes, suits, and actions and that venue properly lies in such Utah Courts as to any such claim, dispute, suit, or action;

(iii) Waives any objection to venue, subject matter jurisdiction, and personal jurisdiction in the Utah Courts;

(iv) Covenants and agrees not to plead or assert any such objection; and

(v) Consents to service of process by first class mail to his most recent address as set forth in the books and records of the Company.

11. Incorporation by Reference. All statements, representations and other information set forth on the signature page hereof and all attachments hereto are incorporated herein as integral terms of this Agreement.

NOTE: THE SUBSCRIBER INFORMATION REQUESTED BELOW MUST BE PROVIDED IN FULL.

[signature page follows]

IN WITNESS WHEREOF, the undersigned has executed this Subscription Agreement as of the ____ day of _________________, 2014, and hereby subscribes for and agrees to purchase, subject to the terms and conditions of this Subscription Agreement, _____________ Shares of common stock.

____________________________________	____________________________________
(Signature of Subscriber)	(Signature of Joint Subscriber, if applicable)
____________________________________	____________________________________
(Name of Subscriber) (Please Print or Type)	(Name of Joint Subscriber, if applicable)

1.	Subscriber’s State or Country of Residence or Principal Place of Business: ____________________________________

2.	Subscriber’s Social Security or Taxpayer Identification Number: ____________________________________

Joint Subscriber’s Social Security or Taxpayer Identification Number (if applicable): ____________________________________

3.	Residence Address or, if Subscriber is not a natural person, principal business address (please indicate street address – post office address is not legally sufficient):
__________________________________________
__________________________________________
__________________________________________
__________________________________________
(Attention)_________________________________

4.	Mailing Address for all Communications (if different from residence/business address):
__________________________________________
__________________________________________
__________________________________________
__________________________________________
(Attention)_________________________________

5.	Jurisdiction of Organization (if investor is not a natural person): ____________________________________
________________________________________________________________________________________________________________________________________________

6.	Please indicate capacity of person signing above if investor is other than a natural person: ____________________________________

7.	Delivery Instructions. Documents and checks (unless funds are wired) should be mailed or delivered to:

Agricon Global Corporation
626 East 1820 North
Orem, Utah 84097
PDF Documents to bbench@agriconglobal.com
[Signature Page 1 to Subscription Agreement]

8.	Name in which the Shares are to be issued: _________________________________________________________
(Please Print)

9. If subscriber is other than natural person, check one:

[ ] General Partnership
[ ] Limited Partnership
[ ] Limited Liability Company
[ ] Corporation
[ ] Subchapter S Corporation
[ ] “Grantor” Trust
[ ] Trust
[ ] Estate
[ ]	Pension Plan
[ ]	Other:______________________

10. If joint ownership, check one:

[ ] Joint Tenants with Right of Survivorship
[ ] Tenants-in-Common
[ ] Community Property
Accepted by the Company as of , 2014.

AGRICON GLOBAL CORPORATION

By: _______________________________________

Name: _____________________________________

Title: ______________________________________
[Signature Page 2 to Subscription Agreement]

EXHIBIT A

TO

SUBSCRIPTION AGREEMENT

AGRICON GLOBAL CORPORATION
a Delaware corporation

PURCHASER QUESTIONNAIRE

This Questionnaire is attached as an exhibit to, incorporated in, and constitutes a material portion of, a Subscription Agreement (the "Agreement") delivered by the undersigned to Agricon Global Corporation, a Delaware corporation (the “Company”). The following information is furnished to the Company, in order for it to determine whether the undersigned is qualified to purchase certain Securities (as defined in the Agreement) of the Company, pursuant to Sections 3(b) and 4(2) of the Securities Act of 1933, as amended (the "1933 Act"), and/or Regulation D promulgated thereunder ("Regulation D") and applicable state securities laws. The undersigned understands that the Company will rely upon the following information for purposes of such determination and that the Securities will not be registered under the 1933 Act in reliance upon the exemption from registration provided by Sections 3(b) and 4(2) of the 1933 Act or Regulation D.

ALL INFORMATION CONTAINED IN THIS QUESTIONNAIRE WILL BE TREATED CONFIDENTIALLY. The undersigned agrees, however, that the Company may present this Questionnaire to such parties as it may deem appropriate if called upon to establish that the proposed offer and sale of the Securities are exempt from registration under the 1933 Act or meets the requirements of applicable state securities laws.

The undersigned understands that this Questionnaire is merely a request for information. The undersigned understands that this Questionnaire is not an offer to sell or sale of the Securities and that no sale will occur prior to the acceptance of the undersigned's Subscription Agreement by the Company.

SECTION A

General Information

ALL SUBSCRIBERS SHOULD COMPLETE THIS SECTION A, INSERTING THE INFORMATION REQUIRED WITH RESPECT TO THE SUBSCRIBER (AND NOT WITH RESPECT TO ANY OFFICER, MANAGER OR OTHER INDIVIDUAL WHO IS COMPLETING THIS QUESTIONNAIRE ON THE BEHALF OF A SUBSCRIBER THAT IS AN ENTITY OR TRUST).

(Please Print)
1.	Name:
		(First)	(Middle Initial)	(Last)

Additional Investor (i.e., joint tenant)
2.	Primary Address:
(Street)

		(City)	(State) or (Country)	(Mail Code)
	Telephone:	( )	Age(s): __________

Email: ____________________________________

SECTION B

Accredited Investor Status

INSTRUCTIONS: ALL SUBSCRIBERS SHOULD COMPLETE THIS SECTION B. UNLESS OTHERWISE SPECIFIED, INSERT THE INFORMATION REQUIRED WITH RESPECT TO THE SUBSCRIBER (AND NOT WITH RESPECT TO ANY OFFICER, MANAGER OR OTHER INDIVIDUAL WHO IS COMPLETING THIS QUESTIONNAIRE ON THE BEHALF OF A SUBSCRIBER THAT IS AN ENTITY OR TRUST).

The undersigned hereby represents that the statement or statements initialed below are true and correct in all respects. I understand that a false representation may constitute a violation of law, that any person who suffers damage as a result of a false representation may have a claim against me for damages, and I understand that under the Agreement I am required to indemnify the Company and its respective affiliates against damages they suffer as a result of any false representation contained anywhere herein. I authorize the Company or relevant third parties to verify the accuracy of statements contained herein.

I. FOR INDIVIDUALS (INITIAL IF APPLICABLE):

_____ Initial Here	1.	I am an officer, director, or manager of the Company.
_____ Initial Here	2.
I had individual income (exclusive of any income attributable to my spouse) in excess of $200,000 in each of the most recent two years and I reasonably expect to have an individual income in excess of $200,000 for the current year, or I had joint income with my spouse in excess of $300,000 in each of those years and I reasonably expect to have a joint income with my spouse in excess of $300,000 for the current year.
For purposes of this questionnaire, individual income means adjusted gross income, as reported for federal income tax purposes, less any income attributable to my spouse or to property owned by my spouse, (A) increased by my share and not my spouse’s share of (i) the amount of any tax exempt interest income received, (ii) any deduction claimed for depletion, (iii) amounts contributed to an IRA or Keogh retirement plan, (iv) alimony paid, and (v) the excluded portion of any long-term capital gains, and (B) plus or minus any non-cash loss or gain, respectively, reported for federal income tax purposes.

_____ Initial Here	3.
I have an individual net worth, or my spouse and I have a combined individual net worth, in excess of $1,000,000. For purposes of this Questionnaire, “individual net worth” means the excess of total assets at fair market value, excluding home and personal property, over total liabilities.

____ Initial Here	4.	I am qualified as an “accredited investor” pursuant to Rule 501(a) of Regulation D of the 1933 Act for the following reason: .

IF YOU HAVE INITIALED ANY OF THE ABOVE BOXES, AND YOU ARE NOT A CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP, OR TRUST, SKIP TO SECTION D, PAGE Q-7. OTHERWISE, CONTINUE BELOW.

II.	FOR CORPORATIONS, LIMITED LIABILITY COMPANIES AND PARTNERSHIPS ONLY (INITIAL IF APPLICABLE):
_____ Initial Here	1.
The undersigned hereby certifies that the Partnership, Limited Liability Company, or Corporation that he/she represents possesses total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring the Securities.

_____ Initial Here	2.
The undersigned hereby certifies personally, and on behalf of the Partnership, Limited Liability Company, or Corporation which he/she represents, that all of the beneficial owners of equity qualify individually as accredited investors under Part I above. (A Partnership, Limited liability Company or Corporation attempting to qualify as accredited under this paragraph should complete Exhibit A to this Questionnaire.)

III. FOR TRUSTS ONLY (INITIAL IF APPLICABLE):
_____ Initial Here	1.
The undersigned hereby certifies that the trust that he/she represents possesses total assets in excess of $5,000,000 and was not formed for the specific purpose of acquiring Securities and that the purchase of the Securities is directed by a sophisticated person as described in Rule 506(b)(2)(ii) of the 1933 Act.

_____ Initial Here	2.
The undersigned hereby certifies personally, and on behalf of the trust that he/she represents, that such trust is a revocable trust that may be amended or revoked at any time by the grantors, and all the grantors are accredited individual investors as defined in Part I above.

III. FOR TRUSTEES AND AGENTS (READ AND INITIAL BOTH STATEMENTS):
_____ Initial Here	1.	The undersigned hereby acknowledges that he/she is acting as an agent or trustee for the following person or entity: .
_____ Initial Here	2.
The undersigned hereby agrees to provide to the Company, upon the Company’s request, the following documents:
(a)a copy of the trust agreement, power of attorney or other instrument granting the power and authority to execute and deliver the Agreement, or
(b)an opinion of counsel verifying the undersigned’s power and authority to execute and deliver the Agreement.

IV.	FOR RETIREMENT OR EMPLOYEE BENEFIT PLANS (INITIAL IF APPLICABLE):
_____ Initial Here	1.
The undersigned hereby certifies that the plan that he/she represents was established and is currently maintained by a state, its political subdivisions, or any agency or instrumentality of a state or its political subdivisions for the benefit of its employees and that plan has total assets in excess of $5,000,000.

_____ Initial Here	2. ____ Initial Here ____ Initial Here ____ Initial Here
The undersigned hereby certifies that the plan that he/she represents is an employee benefit plan within the meaning of the Employment Retirement Income Security Act of 1974 (“ERISA”) and that either
(a)the decision to invest in the Securities was made by a plan fiduciary, as defined in Section 3(21) of ERISA, which is either a bank, savings and loan association, insurance company, or registered investment advisor, or
(b)the employee benefit plan has total assets in excess of $5,000,000, or
(c)the plan is a self-directed plan, the decision to invest in the Securities was made solely by a person that is an Accredited Investor, and each of the following statements is true with respect to that plan:
(i)the plan provides for segregated accounts for each plan participant,
(ii)the document governing the plan provides each participant with the power to direct each particular investment to the extent of the participant’s voluntary contributions plus any portion of employer contributions that have vested to the participant’s benefit, and
(iii)the decision to invest in the Securities was made pursuant to the plan participant’s power to direct the investment of his or her account in the plan trust.

IF YOU ARE A TRUST, CORPORATION, LIMITED LIABILITY COMPANY, PARTNERSHIP OR RETIREMENT OR EMPLOYEE BENEFIT PLAN AND HAVE INITIALED ANY OF THE BOXES IN PARTS II. OR III., SKIP TO SECTION D, PAGE Q-7. OTHERWISE CONTINUE BELOW.

SECTION C

THE FOLLOWING INFORMATION IS TO BE PROVIDED BY PROSPECTIVE PURCHASERS WHO ARE INDIVIDUALS, BY THE PERSON MAKING THE INVESTMENT DECISION ON BEHALF OF CORPORATIONS, PARTNERSHIPS, LIMITED LIABILITY COMPANIES TRUSTS, PLANS OR OTHER ENTITIES, OR BY THE PERSON MAKING THE INVESTMENT DECISIONS ON BEHALF OF THE INDIVIDUALS INVESTING AS JOINT TENANTS. IF YOU HAVE INITIALED ANY OF THE BOXES IN SECTION A INDICATING THAT YOU ARE AN “ACCREDITED INVESTOR,” YOU MAY SKIP SECTION C AND GO TO SECTION D ON PAGE Q-7.

I. Business or professional education:

School	Field of Study	Dates of Attendance	Degree

II. Current and prior employment, positions or occupations: (Please set forth employment history during at least the past five years, indicating employer, title, principal responsibilities and years of service.)

III. Details of any training or experience in financial, business or tax matters not disclosed in Items I and II immediately above:

IV. Prior investments in high risk equity offerings (Please itemize each investment separately):

Name of Company or Offering	Type of Investment (stock, real estate, oil and gas, equip- ment leasing, etc.)	Year of Investment	Amount Invested

V. I have made the following additional investments that may reflect my knowledge and experience in financial and business matters:

VI. I have previously purchased securities that were offered through exempt private placements.

Yes____ No____

VII. If this investment is being made by a retirement or employee benefit plan that is not qualified as an Accredited Investor, I certify that each plan participant whose plan funds will be placed at risk in connection with this investment has been provided a copy of the Offering Memorandum and possesses the financial sophistication described below (Please list each plan participant and describe his or her qualifications to evaluate an investment in the Securities):

SECTION D

TO BE COMPLETED BY ALL INVESTORS:

___
I have such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of an investment in the Securities and do not desire to utilize a Purchaser Representative in connection with evaluating such merits and risks. I understand, however, that the Company may request that I use a Purchaser Representative.

I represent that:

(a)	The information contained in this Questionnaire is complete and accurate and may be relied upon; and

(b)	I will notify the Company immediately of any material adverse change in any of such information occurring prior to the acceptance of my subscription.

IN WITNESS WHEREOF, the undersigned has initialed the foregoing statements and executed this Questionnaire this ____ day of _______________, 2014.

Individuals:
____________________________________________
Signature
____________________________________________
Print or Type Name
____________________________________________
Additional Investor Signature (i.e., joint tenant)
____________________________________________
Print or Type Name of Additional Investor

Entities:
____________________________________________
Print of Type Name of Entity
____________________________________________
Signature of Authorized Person
____________________________________________
Name and Title of Authorized Person

FOR ACCREDITED PARTNERSHIPS, LIMITED LIABILITY COMPANIES, AND CORPORATIONS THAT INITIALED THE BOX IN SECTION B.II.2 ONLY:

EXHIBIT A
TO
PURCHASER QUESTIONNAIRE

I hereby certify that set forth below is a complete list of all owners of equity in  , a (type of entity) , formed pursuant to the laws of the State of . I also certify that each such owner has signed the space opposite his/her name and that each such owner understands that by signing that space he/she is representing that he/she is an individual “accredited investor” as defined in the attached Purchaser Questionnaire.

__________________________
Signature and title of authorized
corporate officer or general partner

Name of Equity Owner	Signature of Each Equity Owner

1. ____________________________________________________________________________________________________________________

2. ____________________________________________________________________________________________________________________

3. ____________________________________________________________________________________________________________________

4. ____________________________________________________________________________________________________________________

5. ____________________________________________________________________________________________________________________

6. ____________________________________________________________________________________________________________________

7. ____________________________________________________________________________________________________________________

8. ____________________________________________________________________________________________________________________

9. ____________________________________________________________________________________________________________________

10. ____________________________________________________________________________________________________________________